UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2022

NuScale Power Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39736 (Commission File Number)	98-1588588 (I.R.S. Employer Identification No.)

6650 SW Redwood Lane, Suite 210 Portland, OR	97224
(Address of principal executive offices)	(Zip Code)

(971) 371-1592

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SMR	New York Stock Exchange
Warrants to purchase Class A common stock	SMR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of NuScale Power Corporation, a Delaware corporation (the “Company”), dated April 29, 2022 and filed on May 5, 2022 (the “Original Report”), in which the Company reported, among other events, the completion of the Transactions (as defined in the Original Report).

The Company is filing this Amendment No. 1 to include the following.

(a)	Unaudited condensed financial statements of NuScale Power, LLC, an Oregon limited liability company, as of March 31, 2022 and for the three months ended March 31, 2022 and 2021 as Exhibit 99.1;
(b)	Management’s Discussion and Analysis of Financial Condition and Results of Operations of NuScale Power, LLC for the three months ended March 31, 2022 as Exhibit 99.2; and
(c)	Unaudited pro forma condensed combined balance sheet of Spring Valley Acquisition Corp. and NuScale Power, LLC as of March 31, 2022 and the unaudited pro forma condensed combined statement of operations of Spring Valley Acquisition Corp. and NuScale Power, LLC for the three months ended March 31, 2022 as Exhibit 99.3.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. Except as set forth herein, the Original Report remains unchanged.

The information in this report has also been included in a Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission on May 13, 2022. Unless otherwise specified, capitalized terms used herein and in the exhibits hereto have the meanings given to such terms in the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The unaudited condensed financial statements of NuScale Power, LLC, an Oregon limited liability company, as of March 31, 2022 and for the three months ended March 31, 2022 and 2021 are attached as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Spring Valley Acquisition Corp. and NuScale Power, LLC as of March 31, 2022 and the unaudited pro forma condensed combined statement of operations of Spring Valley Acquisition Corp. and NuScale Power, LLC for the three months ended March 31, 2022 are set forth in Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited condensed financial statements of NuScale Power, LLC as of March 31, 2022 and for the three months ended March 31, 2022 and 2021.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of NuScale Power, LLC for the three months ended March 31, 2022.
99.3	Unaudited pro forma condensed combined balance sheet of Spring Valley Acquisition Corp. and NuScale Power, LLC as of March 31, 2022 and the unaudited pro forma condensed combined statement of operations of Spring Valley Acquisition Corp. and NuScale Power, LLC for the three months ended March 31, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuScale Power Corporation

Date: May 16, 2022	By:	/s/ Chris Colbert
	Name:	Chris Colbert
	Title:	Chief Financial Officer